UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

FORUM MERGER III CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The information below relates to the previously announced business combination (the “business combination”) between Forum Merger III Corporation (“Forum”) and Electric Last Mile, Inc. (“ELM” or “ELMS”), and is being filed herewith as soliciting material.

The following communication was shared by Marshall Kiev, co-Chief Executive Officer, President and Director of Forum, on his LinkedIn page on June 17, 2021:

Our transaction is closing next week. Let me know if you want to come take a test drive! https://lnkd.in/df83_A8

Click to request your test drive today: https://lnkd.in/ghypTcR

Disclaimer: https://bit.ly/3vbwLNg

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the business combination, because this document contains important information about Forum, ELM and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as of May 20, 2021, the record date established for voting on the business combination. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. This document can be obtained free of charge from the sources indicated above. ELM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. This document can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum’s and ELM’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELM’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELM’s products and ELM’s ability to serve those markets, ELM’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELM’s ability to attract and retain customers, the estimated go to market timing and cost for ELM’s products, the implied valuation of ELM and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELM’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELM to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELM following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELM may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELM consider immaterial or which are unknown. Forum and ELM caution that the foregoing list of factors is not exclusive. Forum and ELM caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELM is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELM and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELM of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELM of evidence of the mutual written agreement of ELM and SERES as to the date and time of the transfer of possession of the facility to ELM, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELM of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELM’s anticipated business assume the completion of the Carveout Transaction. Forum and ELM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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